UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2007

Exponent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18655	77-0218904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Commonwealth Drive Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 326-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 18, 2007, Exponent, Inc. issued a press release announcing its financial results for the first quarter ended March 30, 2007. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

See Item 9.01. Results of Operations and Financial Condition.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1 Press release dated April 18, 2007

Limitation on Incorporation by Reference

In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

EXPONENT, INC.

By:	/s/ Richard L. Schlenker
Name:	Richard L. Schlenker
Title:	Chief Financial Officer

Date: April 18, 2007

EXHIBIT INDEX

Exhibit 99.1	Press release dated April 18, 2007